UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Central Index Key Number of the issuing entity: 0001683489

Wells Fargo Commercial Mortgage Trust 2016-NXS6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001624053

Silverpeak Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-09	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On or about October 13, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-NXS6, Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2016-NXS6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “The Falls” on Exhibit B to the Pooling and Servicing Agreement (“The Falls Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (“The Falls Whole Loan”) that includes The Falls Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “The Falls Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that The Falls Whole Loan is to be serviced and administered (i) until the securitization of The Falls Pari Passu Companion Loan designated as Note A-1 (“The Falls Note A-1 Pari Passu Companion Loan”), under the GSMS 2016-GS3 Pooling and Servicing Agreement, and (ii) from and after the securitization of The Falls Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On December 7, 2016, The Falls Note A-1 Pari Passu Companion Loan was securitized pursuant to the Morgan Stanley Capital I Trust 2016-UBS12 securitization transaction. As of such date, The Falls Whole Loan, including The Falls Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2016 (the “MSCI 2016-UBS12 Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. The MSCI 2016-UBS12 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the MSCI 2016-UBS12 Pooling and Servicing Agreement applicable to the servicing of The Falls Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 13, 2016 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects. In particular:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Midland Loan Services, a Division of PNC Bank, National Association) under the MSCI 2016-UBS12 Pooling and Servicing Agreement will be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for The Falls Mortgage Loan).
•	The special servicing fee payable to the Non-Serviced Special Servicer under the MSCI 2016-UBS12 Pooling and Servicing Agreement with respect to The Falls Whole Loan will be calculated at a rate equal to (i) 0.25% per annum or (ii) such higher per annum rate as would result in a special servicing fee equal to $3,500 for the related month.
•	The workout fees payable to the Non-Serviced Special Servicer under the MSCI 2016-UBS12 Pooling and Servicing Agreement with respect to a corrected The Falls Whole Loan will be calculated at a rate equal to 1.0%; provided that in no event will the workout fee exceed $1,000,000, in the aggregate with respect to any particular workout of The Falls Whole Loan; provided, further, that after receipt by the Non-Serviced Special Servicer of workout fees with respect to a corrected The Falls Whole Loan in an

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amount equal to $25,000, any workout fees in excess of such amount will be reduced by the excess modification fee amount; provided, further, that in the event the workout fee collected over the course of such workout calculated at the rate of 1.0% is less than $25,000, the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected The Falls Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the corrected The Falls Whole Loan being equal to $25,000.

•	The liquidation fees payable to the Non-Serviced Special Servicer under the MSCI 2016-UBS12 Pooling and Servicing Agreement with respect to The Falls Whole Loan will be calculated at a rate equal to the higher of (i) 1.0% and (ii) such rate as would result in a liquidation fee of $25,000; provided that in no event will the liquidation fee payable in respect of The Falls Whole Loan exceed $1,000,000.

•	Each of the Non-Serviced Master Servicer or the Non-Serviced Trustee, as applicable, is required to make advances of principal and interest with respect to The Falls Companion Loan that was contributed to the MSCI 2016-UBS12 securitization (but not with respect to The Falls Mortgage Loan or any other The Falls Companion Loan) unless the Non-Serviced Special Servicer, the Non-Serviced Master Servicer or the Non-Serviced Trustee, as applicable, has determined that any such advance and interest thereon would not be recoverable from collections on such The Falls Companion Loan. Reimbursement of such amounts and interest thereon are payable only from proceeds of The Falls Companion Loan as described in “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Whole Loans— The Falls Whole Loan” in the Prospectus.
•	Any party to the MSCI 2016-UBS12 Pooling and Servicing Agreement that makes a property protection advance with respect to The Falls Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances related to Serviced Whole Loans under the Pooling and Servicing Agreement. The extent to which modification fees or other fee items with respect to The Falls Whole Loan may be applied to offset interest on advances, servicer expenses and servicing compensation will, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.
•	Items with respect to The Falls Whole Loan that are the equivalent of assumption application fees, defeasance fees, assumption, waiver, consent and earnout fees, late payment charges, default interest and/or modification fees and that constitute additional servicing compensation under the MSCI 2016-UBS12 Pooling and Servicing Agreement will not be payable to the master servicer or special servicer under the Pooling and Servicing Agreement and will be allocated between the related Non-Serviced Master Servicer and the related Non-Serviced Special Servicer under the MSCI 2016-UBS12 Pooling and Servicing Agreement, in some cases in proportions that are different than the allocation of similar fees under the Pooling and Servicing Agreement between the master servicer and special servicer for this transaction.
•	The master servicer, special servicer, trustee, certificate administrator and operating advisor under the MSCI 2016-UBS12 Pooling and Servicing Agreement (and their related directors, officers and other agents) will be entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the servicing of The Falls Whole Loan pursuant to the MSCI 2016-UBS12 Pooling and Servicing Agreement in a manner, and to an extent, similar, but not necessarily identical, to that by which parties to the Pooling and Servicing Agreement performing similar functions (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with their obligations under the Pooling and Servicing Agreement. The Trust, as holder of The Falls Mortgage Loan, will be responsible for its pro rata share of any such indemnification amounts (including out of general collections on the WFCM 2016-NXS6 mortgage pool, if necessary).
•	The related Non-Serviced Special Servicer will be required to take actions with respect to The Falls Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will

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be similar, but not necessarily identical, to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus.
•	With respect to The Falls Whole Loan, the servicing provisions relating to performing inspections and collecting operating information are similar, but not identical, to those of the Pooling and Servicing Agreement, except that, under the MSCI 2016-UBS12 Pooling and Servicing Agreement, inspections are required to commence in 2018.
•	The requirement of the Non-Serviced Master Servicer to make compensating interest payments in respect of The Falls Whole Loan is similar, but not necessarily identical, to the requirement of the master servicers to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.
•	The MSCI 2016-UBS12 directing certificateholder will have rights substantially similar to the Directing Certificateholder hereunder with respect to the servicing and administration of The Falls Whole Loan, including consenting to “Major Decisions” (as defined under the MSCI 2016-UBS12 Pooling and Servicing Agreement) proposed by the related Non-Serviced Special Servicer with respect to The Falls Whole Loan and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of The Falls Whole Loan. “Major Decisions” for The Falls Whole Loan under the MSCI 2016-UBS12 Pooling and Servicing Agreement will differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder will be permitted to consent will correspondingly differ.
•	The actions that the Non-Serviced Master Servicer is permitted to take without obtaining the consent of the Non-Serviced Special Servicer under the MSCI 2016-UBS12 Pooling and Servicing Agreement differ in certain respects from the actions that the Master Servicer is permitted to take without obtaining the consent of the Special Servicer under the Pooling and Servicing Agreement.
•	The provisions of the MSCI 2016-UBS12 Pooling and Servicing Agreement relating to modifications, waivers and amendments to mortgage loans are similar, but not identical, to the provisions of the Pooling and Servicing Agreement; however, the allocation of rights and duties between the Non-Serviced Master Servicer and Non-Serviced Special Servicer regarding modifications, waivers and amendments is differ in certain respects.
•	Servicing transfer events under the MSCI 2016-UBS12 Pooling and Servicing Agreement that would cause The Falls Whole Loan to become specially serviced will be similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.
•	Collections on The Falls Mortgage Loan are required, within two (2) business days following receipt of properly identified funds by the Non-Serviced Master Servicer, in its capacity as companion paying agent under the MSCI 2016-UBS12 Pooling and Servicing Agreement, to be deposited and maintained in a separate account in the name of the MSCI 2016-UBS12 Master Servicer, for the benefit of the holders of The Falls Whole Loan. Such amounts will be transferred (after payment of certain amounts under the MSCI 2016-UBS12 Pooling and Servicing Agreement) on a monthly basis prior to or on the related serviced whole loan remittance date to the collection account by the MSCI 2016-UBS12 Master Servicer for distribution in accordance with the Pooling and Servicing.
•	The provisions of the MSCI 2016-UBS12 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility

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requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Section 9. Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: December 12, 2016

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Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

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